Principal Funds, Inc.
Supplement dated May 1, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
The proposed merger of the SystematEx International Fund into the Diversified International Fund, if approved by shareholders, is expected to occur on or about June 26, 2020 (the “Merger Date”). However, the Fund’s officers have the discretion to change this date.
On the Merger Date, delete all references to the SystematEx International Fund from the SAI.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Non-Fundamental Restrictions, delete 4) (a) and replace with the following:

4)	Invest more than 25% of its assets in foreign securities; however:

(a)	the Spectrum Preferred and Capital Securities Income Fund may not invest more than 60% of its assets in foreign securities;